UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 12, 2026

Piedmont Realty Trust, Inc.
(Exact name of registrant as specified in its charter)

Commission File Number:  001-34626

Maryland	58-2328421
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

5565 Glenridge Connector Ste. 450
Atlanta, Georgia 30342

(Address of principal executive offices, including zip code)

(770) 418-8800
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	PDM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Third Amended and Restated Omnibus Incentive Plan

On May 12, 2026, the stockholders of Piedmont Realty Trust, Inc. (the "Registrant") approved the Piedmont Realty Trust, Inc. Third Amended and Restated Omnibus Incentive Plan (the “A&R Incentive Plan"). The A&R Incentive Plan was authorized and approved by the Registrant’s Board of Directors (the “Board”) on March 9, 2026, subject to approval by the Registrant’s stockholders at the Registrant’s 2026 annual meeting of stockholders (the “2026 Annual Meeting”). The A&R Incentive Plan amends the Registrant’s existing Second Amended and Restated 2007 Omnibus Incentive Plan (the “Prior Plan”) to, among other things, (i) increase the number of shares of common stock available for issuance by 5,000,000 shares from 13,666,667 to 18,666,667, and (ii) makes certain other amendments to the Prior Plan.

The foregoing description of the terms and conditions of the A&R Incentive Plan is qualified in its entirety by reference to the terms and conditions of the A&R Incentive Plan, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 12, 2026, the Registrant held its 2026 Annual Meeting virtually. Proxies for the meeting were solicited pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended.

The following matters were submitted to a vote of the stockholders:

The Registrant’s stockholders elected the following individuals to its board of directors for one-year terms expiring in 2027:

Name	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
Kelly H. Barrett	93,769,314	1,135,960	102,446	10,136,450
Glenn G. Cohen	93,364,110	1,538,810	104,800	10,136,450
Jeffrey J. Donnelly	94,704,497	197,357	105,866	10,136,450
Deneen L. Donnley	93,628,956	294,363	1,084,400	10,136,450
Mary M. Hager	93,170,997	679,155	1,157,568	10,136,450
Barbara B. Lang	92,824,350	2,059,706	123,663	10,136,450
Stephen E. Lewis	93,725,282	1,179,703	102,734	10,136,450
C. Brent Smith	94,121,148	784,498	102,073	10,136,450
Dale H. Taysom	94,073,611	807,844	126,265	10,136,450

The Registrant’s stockholders voted to ratify the appointment of Deloitte and Touche, LLP, as independent registered public accountants for the fiscal year ended December 31, 2026, as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained
103,570,987	1,510,473	62,710

The Registrant's stockholders voted to approve, on an advisory basis, the compensation of the named executive officers as disclosed in the proxy statement as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
92,507,534	2,303,553	196,632	10,136,450

Finally, the Registrant's stockholders voted to approve the Third Amended and Restated Omnibus Incentive Plan as disclosed in the proxy statement as follows:

Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Broker Non-Votes
75,185,678	19,590,850	231,192	10,136,450

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
10.1	Piedmont Realty Trust, Inc. Third Amended and Restated Omnibus Incentive Plan (incorporated by reference to Appendix A of Piedmont's Proxy Statement filed with the Commission on March 18, 2026)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Piedmont Realty Trust, Inc.
(Registrant)

Dated:	May 12, 2026	By:	/s/ Sherry L. Rexroad
Sherry L. Rexroad
Chief Financial Officer and Executive Vice President